UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 16, 2007

Sterling Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-16276	23-2449551
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 North Pointe Boulevard, Lancaster, Pennsylvania		17601-4133
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	717-581-6030

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As foreshadowed in its Current Report on Form 8-K and press release issued April 30, 2007, and on Form 12b-25, filed on May 10, 2007, such information which is incorporated herein by reference, Sterling Financial Corporation (the "Corporation") was unable to file its Quarterly Report on Form 10-Q with the Securities and Exchange Commission by the extended filing deadline of May 15, 2007 due to the ongoing investigation into irregularities in financing contracts at one of its financial services group affiliates, Equipment Finance, LLC. Therefore, on May 16, 2007, the Corporation received a Nasdaq Staff Determination notice from The Nasdaq Stock Market LLC indicating that as a result of not timely filing its first quarter Form 10-Q for the quarter ended March 31, 2007, the Corporation is not in compliance with the Nasdaq requirements for continued listing set forth in Nasdaq Marketplace Rule 4310(c)(14). The notice, which the Corporation expected, was issued in accordance with standard Nasdaq procedures. As previously disclosed, the Corporation is diligently working to complete its independent investigation and restatement of financial statements in order to file its delinquent reports so that it can be in compliance with the Nasdaq Listing Standards.

The Corporation's common stock is subject to delisting by the Nasdaq Stock Market at the opening of business on May 25, 2007. The Corporation has appealed the Nasdaq Staff's Determination by requesting a hearing before the Nasdaq Listing Qualifications Panel, which automatically stays the delisting of the Corporation's common stock pending the Nasdaq Panel's review and determination. The Corporation's common stock will continue to be listed and traded on the Nasdaq Global Select Market during this period. However, there can be no assurance that the Panel will grant the Corporation's request for continued listing.

On May 22, 2007, the Corporation issued a press release reporting the receipt of the letter from The Nasdaq Stock Market. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) N/A
(b) N/A
(c) N/A
(d) Exhibits

Exhibit 99.1
Sterling Financial Corporation Press Release dated May 22, 2007

The information contained in this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise be subject to the liabilities under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Financial Corporation

May 22, 2007	By:	J. Roger Moyer, Jr.

Name: J. Roger Moyer, Jr.
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Sterling Financial Corporation press release dated May 22, 2007